UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and
Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2017

Item 1. Reports to Stockholders

Annual report

Closed-end fund

Delaware Investments® Dividend and Income Fund, Inc.

November 30, 2017

The figures in the annual report for Delaware Investments Dividend and Income Fund, Inc. represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide. MGL is a global provider of banking, financial, advisory, investment, and funds management services. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), which is a US registered investment advisor.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

Portfolio management review

Delaware Investments® Dividend and Income Fund, Inc.

December 12, 2017

Performance preview (for the year ended November 30, 2017)

Delaware Investments Dividend and Income Fund, Inc. @ market price	1-year return	+17.11%

Delaware Investments Dividend and Income Fund, Inc. @ NAV	1-year return	+15.49%

Lipper Closed-end Income and Preferred Stock Funds Average @ market price	1-year return	+20.45%

Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	1-year return	+13.55%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Investments Dividend and Income Fund, Inc., please see the table on page 3.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the fiscal year ended Nov. 30, 2017, Delaware Investments Dividend and Income Fund, Inc. returned +15.49% at net asset value (NAV) and +17.11% at market price (both figures reflect all distributions reinvested). Complete annualized performance for the Fund is shown in the table on page 3.

A strong economic environment

As the Fund’s fiscal year began, investors in US equities found themselves in an increasingly optimistic mood. A strengthening global economy, coupled with the market’s expectation for growth-oriented policies coming out of Washington, D.C., after Republicans’ electoral victories in November 2016, led to an especially favorable environment for cyclical growth stocks. Value and yield-oriented equities, which make up the majority of the Fund’s assets, generally performed well in absolute terms but did not keep pace with the market.

A series of interest rate increases from the US Federal Reserve, which sought to limit potential inflation amid steadily improving economic and employment data, provided a further headwind for the yield segments of the financial markets. Against a strong economic backdrop, the Fed opted to raise its benchmark short-term interest rate by 0.25 percentage points on three separate occasions during the fiscal year. As of period end, the federal funds rate stood at 1.25%, up from 0.50% at the start of December 2016. US gross domestic product (GDP) — a measure of the country’s economic output — grew by an annualized 3.1% in the second quarter of 2017 and an estimated 3.3% in the year’s third quarter, according to the US Commerce Department. It was the first time since mid-2014 that US GDP expanded by 3% or better in consecutive quarters. Meanwhile, the US unemployment rate stood at 4.1% in November 2017, according to the US Labor Department, a 17-year low.

Gains across asset classes

For the Fund’s fiscal year, US equities enjoyed strong results. US large-cap value stocks, as measured by the Russell 1000® Value Index, returned +14.8%. Meanwhile, high yield bonds, as measured by the Bloomberg Barclays US Corporate High-Yield Index, returned +9.2%, as the asset class continued to benefit from a healthy US economy, a small number of issuer defaults, and narrowing credit spreads — meaning investors were willing to accept less yield in exchange for taking on credit risk.

Meanwhile, US real estate investment trusts (REITs) returned +10.4%, as measured by the FTSE NAREIT Equity REITs Index. In this asset class, investors encountered a significant performance dichotomy. Retail REITs, for example, performed relatively poorly, reflecting growth in ecommerce and a corresponding decline in sales at physical stores. In contrast, industrial REITs benefited from increased demand for warehouse space necessary to accommodate a growing economy and an increased emphasis on ecommerce.

Convertible securities, as measured by the BofA Merrill Lynch All US Convertibles Index, returned +15.6%. This asset class benefited from the combination of low marketplace yields and continued historically low interest rates, which contributed to bond performance while providing a tailwind for stocks and these equity-sensitive securities.

Individual contributors and detractors

Within the Fund’s large-cap value equity subportfolio, several holdings stood out as notable performance contributors, including Abbott Laboratories, a pharmaceutical and medical device company that was helped by investors’ expectations for higher earnings growth; insurance provider Allstate, whose solid financial results helped drive the stock higher during the fiscal year; and Dollar Tree, a discount retailer whose shares rose sharply after the company announced stronger-than-expected second quarter financial results.

Significant individual equity detractors this period included pharmaceutical distributor Cardinal Health, which has faced challenging conditions owing, in part, to higher-than-usual deflation in generic drug prices; pharmacy benefit manager Express Scripts Holding (no longer in the Fund’s portfolio), where a contract dispute with its largest customer and the potential entry of Amazon into the pharmaceutical supply chain weighed on its shares; and energy services provider Halliburton, whose overseas operations have been challenged by low levels of production growth.

`(continues)	1

Portfolio management review

Delaware Investments® Dividend and Income Fund, Inc.

Several REITs also detracted in a performance environment that was more challenging for yield-oriented investments. For example, Brookdale Senior Living, an operator of senior care facilities, hampered results. Brookdale’s shares declined, owing in part to the senior housing industry’s cyclical downturn with excess supply, and influenced by what we believe were some management missteps at the company.

Meanwhile, in a difficult business environment for retailers, REITs that focus on retail properties, such as shopping center REITs Brixmor Property Group and Kimco Realty, both detracted from the Fund’s results.

Sticking to our strategy

Throughout the fiscal year, we continued to pursue the same management approach we apply in all market conditions: We continued to look across multiple asset classes for securities that we believed had competitive yield and the potential for dividend growth. In addition, we maintained our emphasis on managing downside risk in the portfolio and seeking to limit potential capital losses.

During the fiscal year, exposure to US large-cap value stocks increased due to market appreciation and investment allocation, finishing at 54% of the portfolio, up modestly from about 50% a year ago. We mostly held steady the Fund’s allocation to high yield bonds, which went from 33% at the start of the fiscal year to 32% at its end.

Other notable allocations in the Fund included REITs and convertible securities, which made up 11% and 3% of the Fund’s portfolio, respectively, as of Nov. 30, 2017.

During the fiscal period, the Fund used foreign currency exchange contracts to facilitate the purchase and sale of securities in the Fund. The Fund also entered into options contracts to facilitate investments in portfolio securities. These derivative securities did not have a material effect on performance during the fiscal year.

Of final note, the Fund’s use of leverage — a portfolio management tool designed to obtain a higher return on the Fund’s investments — added to performance in light of the stock market’s increase. Leverage has the effect of magnifying the effect of gains and losses. As a result, it added to the Fund’s results in a strong market environment.

Positioning the portfolio defensively

As of fiscal year end, we recognized that valuations were at or near all-time highs across multiple asset classes. Even as we believe that equities could continue to do well in the short term, we do see high valuations as a longer-term challenge in the asset class. Another likely headwind is the expectation that China could start slowing its economy, after having engaged in substantial stimulus efforts since early 2016.

Therefore, we think it is prudent to avoid excess risk and continue to manage the Fund defensively. Within the large-cap value subportfolio, for example, the Fund had limited exposure to cyclical sectors such as industrials and materials, and in bank stocks, which were especially strong performers during the fiscal year.

In retrospect, it would have been helpful to have had more cyclical exposure in the portfolio; however, we stuck to our management approach throughout the fiscal year, and plan to continue to do so, because we believe this is in the Fund’s shareholders’ long-term interest.

Accordingly, we will continue to seek to provide competitive income with a focus on securities that we believe have the potential to provide upside in the event of a rising market, and the prospect of declining less than the market if conditions deteriorate. Moreover, we see a strong argument for seeking companies that, in our view, appear undervalued, have strong cash flows, maintain manageable debt levels, operate diversified businesses, and have a history of delivering consistent dividends.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2017, and subject to change.

Performance summary

Delaware Investments® Dividend and Income Fund, Inc.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawarefunds.com/closed-end.

Fund performance

Average annual total returns through November 30, 2017	1 year	5 years	10 years	Lifetime
At market price (inception date March 26, 1993)	+17.11%	+13.29%	+8.78%	+8.60%
At net asset value (inception date March 26, 1993)	+15.49%	+13.72%	+8.81%	+9.37%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover that approaches or exceeds 100%, which could result in higher transaction costs and tax liability.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against other currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the Fund will seek to manage the Fund’s risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the Fund may not be successful in this respect.

Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one-time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities by total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment.

The Fund may make extraordinary distributions of ordinary income and capital gains at calendar year end for tax and regulatory purposes. Those distributions may temporarily cause higher yields. There is no assurance that a Fund will repeat that higher yield in the future. Subsequent monthly distributions will likely be lower than these extraordinary, calendar year end distributions.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.

Past performance is not a guarantee of future results.

(continues)	3

Performance summary

Delaware Investments® Dividend and Income Fund, Inc.

Fund basics

As of November 30, 2017

Fund objectives	Fund start date
The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective.	March 26, 1993
Total Fund net assets	NYSE symbol
$93 million	DDF
Number of holdings
294

Market price versus net asset value (see notes below and on next page)

November 30, 2016, through November 30, 2017

	Starting value (Nov. 30, 2016)	Ending value (Nov. 30, 2017)

Delaware Investments Dividend and Income Fund, Inc. @ NAV	$10.96	$12.09

Delaware Investments Dividend and Income Fund, Inc. @ market price	$9.70	$10.85

Past performance is not a guarantee of future results.

Performance of a $10,000 investment

Average annual total returns from November 30, 2007, through November 30, 2017

	Starting value (Nov. 30, 2007)	Ending value (Nov. 30, 2017)

Lipper Closed-end Income and Preferred Stock Funds Average @ market price	$10,000	$26,328

Delaware Investments Dividend and Income Fund, Inc. @ NAV	$10,000	$23,254

Delaware Investments Dividend and Income Fund, Inc. @ market price	$10,000	$23,199

Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	$10,000	$22,552

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on Nov. 30, 2007, and includes the reinvestment of all distributions at market value. The graph assumes $10,000 in the Lipper Closed-end Income and Preferred Stock Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Investments Dividend and Income Fund, Inc. was initially offered with a sales charge of 6%. For market price, performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions for purchases. For NAV, performance shown in both graphs above includes fees, but does not include the initial sales charge or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Income and Preferred Stock Funds Average represents the average return of closed-end funds that normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments, or funds that invest primarily in preferred securities, often considering tax code implications (source: Lipper).

The Russell 1000 Value Index, mentioned on page 1, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The Bloomberg Barclays US Corporate High-Yield Index, mentioned on page 1, is composed of US dollar–denominated, noninvestment grade corporate bonds for which the middle rating among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

The FTSE NAREIT Equity REITs Index, mentioned on page 1, measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs.

The BofA Merrill Lynch All US Convertibles Index, mentioned on page 1, tracks the performance of domestic corporate convertible bonds and convertible preferred stock issues of all qualities that have a market value of $50 million or more at issuance.

Market price is the price an investor would pay for shares of the Fund on the secondary market.

NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

5

Security type / sector allocations and top 10 equity holdings

Delaware Investments® Dividend and Income Fund, Inc.

As of November 30, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	89.37%
Consumer Discretionary	5.10%
Consumer Staples	8.29%
Diversified REITs	0.62%
Energy	10.25%
Financials	9.63%
Healthcare	16.31%
Healthcare REITs	0.55%
Hotel REITs	1.27%
Industrial REITs	0.43%
Industrials	7.35%
Information Technology	10.01%
Information Technology REIT	0.34%
Mall REITs	0.90%
Manufactured Housing REIT	0.14%
Materials	2.83%
Multifamily REITs	4.37%
Office REITs	2.00%
Shopping Center REITs	1.67%
Telecommunications	4.76%
Utilities	2.55%
Convertible Preferred Stock	1.34%
Convertible Bonds	6.92%
Capital Goods	0.87%
Communications	0.70%
Consumer Cyclical	0.15%
Consumer Non-Cyclical	1.43%
Energy	0.38%
Financials	0.83%
Industrials	0.07%
REITs	0.99%
Technology	1.50%

Security type / sector	Percentage of net assets
Corporate Bonds	36.00%
Automotive	0.12%
Banking	1.93%
Basic Industry	7.08%
Capital Goods	1.35%
Consumer Cyclical	1.96%
Consumer Non-Cyclical	1.19%
Energy	5.55%
Financials	0.44%
Healthcare	2.77%
Insurance	0.56%
Media	3.68%
REIT	0.10%
Services	4.33%
Technology & Electronics	1.53%
Telecommunications	1.92%
Transportation	0.42%
Utilities	1.07%
Loan Agreements	0.42%
Master Limited Partnership	0.75%
Preferred Stock	0.72%
Warrant	0.00%
Short-Term Investments	6.73%
Total Value of Securities	142.25%
Borrowing Under Line of Credit	(43.05%)
Receivables and Other Assets Net of Liabilities	0.80%
Total Net Assets	100.00%

6

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of net assets
Halliburton	3.64%
CVS Health	3.27%
Cardinal Health	3.17%
Intel	2.84%
Dollar Tree	2.79%
Archer-Daniels-Midland	2.67%
Northrop Grumman	2.58%
Cisco Systems	2.55%
DowDuPont	2.55%
Abbott Laboratories	2.54%

7

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

November 30, 2017

	Number of shares	Value (US $)

Common Stock – 89.37%

Consumer Discretionary – 5.10%
Dollar Tree †	25,200	$2,589,552
Lowe’s	25,800	2,150,946

		4,740,498

Consumer Staples – 8.29%
Archer-Daniels-Midland	62,200	2,480,536
CVS Health	39,700	3,041,020
Mondelez International	50,800	2,181,352

		7,702,908

Diversified REITs – 0.62%
Fibra Uno Administracion	88,100	137,763
Lexington Realty Trust	23,000	240,580
Vornado Realty Trust	2,565	199,095

		577,438

Energy – 10.25%
Chevron	18,400	2,189,416
ConocoPhillips	19,000	966,720
Halliburton	81,000	3,384,180
Marathon Oil	43,400	644,056
Occidental Petroleum	33,200	2,340,600

		9,524,972

Financials – 9.63%
Allstate	22,800	2,340,648
Bank of New York Mellon	40,700	2,227,918
BB&T	44,600	2,204,132
Marsh & McLennan	25,900	2,173,787

		8,946,485

Healthcare – 16.31%
Abbott Laboratories	41,900	2,361,903
Brookdale Senior Living †	102,500	1,095,725
Cardinal Health	49,800	2,947,662
Johnson & Johnson	15,300	2,131,749
Merck & Co.	39,000	2,155,530
Pfizer	60,689	2,200,583
Quest Diagnostics	23,000	2,264,580

		15,157,732

Healthcare REITs – 0.55%
HCP	9,800	259,112
Healthcare Realty Trust	3,800	124,526
Welltower	1,900	128,174

		511,812

	Number of shares	Value (US $)

Common Stock (continued)

Hotel REITs – 1.27%
Hospitality Properties Trust	4,700	$140,953
MGM Growth Properties	22,100	647,088
Summit Hotel Properties	25,600	386,816

		1,174,857

Industrial REITs – 0.43%
Terreno Realty	10,600	398,560

		398,560

Industrials – 7.35%
Northrop Grumman	7,800	2,397,720
Raytheon	11,400	2,179,110
Waste Management	27,400	2,253,650

		6,830,480

Information Technology – 10.01%
CA	65,186	2,155,701
Cisco Systems	63,500	2,368,550
Intel	58,900	2,641,075
Oracle	43,500	2,134,110

		9,299,436

Information Technology REIT – 0.34%
Crown Castle International	2,800	316,400

		316,400

Mall REITs – 0.90%
GGP	12,571	295,419
Simon Property Group	3,347	541,377

		836,796

Manufactured Housing REIT – 0.14%
Sun Communities	1,400	130,284

		130,284

Materials – 2.83%
DowDuPont	32,888	2,366,620
Tarkett	6,827	266,762

		2,633,382

Multifamily REITs – 4.37%
ADO Properties 144A #	9,989	516,420
American Homes 4 Rent	6,980	149,930
Equity Residential	34,357	2,295,735
Gecina	765	127,476
Grainger	34,262	130,015
Invitation Homes	12,200	287,310
Safety Income and Growth	23,600	431,880
Vonovia	2,481	116,909

		4,055,675

	Number of shares	Value (US $)

Common Stock (continued)

Office REITs – 2.00%
alstria office REIT	15,891	$239,647
Brandywine Realty Trust	14,800	255,004
Easterly Government Properties	45,400	962,026
Equity Commonwealth †	13,400	402,804

		1,859,481

Shopping Center REITs – 1.67%
Brixmor Property Group	19,600	354,172
First Capital Realty	7,981	130,156
Kimco Realty	10,630	196,868
Kite Realty Group Trust	14,100	271,143
Retail Properties of America	4,800	62,688
Urban Edge Properties	10,432	266,538
Westfield	41,834	266,287

		1,547,852

Telecommunications – 4.76%
AT&T	61,300	2,230,094
Century Communications =†	500,000	0
Verizon Communications	43,000	2,188,270

		4,418,364

Utilities – 2.55%
American Water Works	2,400	219,744
Edison International	26,500	2,153,655

		2,373,399

Total Common Stock
(cost $59,555,175)		83,036,811
Convertible Preferred Stock – 1.34%
A Schulman 6.00% exercise price $52.33 y	145	136,567
AMG Capital Trust II 5.15% exercise price $200.00, maturity date 10/15/37	2,953	188,069
Bank of America 7.25% exercise price $50.00 y	155	204,290
El Paso Energy Capital Trust I 4.75% exercise price $50.00, maturity date 3/31/28	5,250	252,105
Huntington Bancshares 8.50% exercise price $11.95 y	68	96,560
Wells Fargo & Co. 7.50% exercise price $156.71 y	159	213,219

	Number of shares	Value (US $)

Convertible Preferred Stock (continued)

Welltower 6.50% exercise price $57.42 y	2,550	$158,635

Total Convertible Preferred Stock (cost $1,074,001)		1,249,445

	Principal amount°

Convertible Bonds – 6.92%

Capital Goods – 0.87%
Aerojet Rocketdyne Holdings 144A 2.25% exercise price $26.00, maturity date 12/15/23 #	51,000	70,667
Cemex 3.72% exercise price $11.01, maturity date 3/15/20	94,000	97,995
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	133,000	141,728
Kaman 144A 3.25% exercise price $65.26, maturity date 5/1/24 #	177,000	198,793
SolarCity 1.625% exercise price $759.35, maturity date 11/1/19	326,000	301,753

		810,936

Communications – 0.70%
Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	100,000	101,750
DISH Network 144A 2.375% exercise price $82.22, maturity date 3/15/24 #	181,000	177,041
3.375% exercise price $65.18, maturity date 8/15/26	115,000	128,728
Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46 #	173,000	195,274
Liberty Media 2.25% exercise price $104.55, maturity date 9/30/46	49,000	51,297

		654,090

Consumer Cyclical – 0.15%
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	151,000	143,639

		143,639

Consumer Non-Cyclical – 1.43%
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	312,000	311,610
Hologic 2.00% exercise price $31.18, maturity date 3/1/42 f	101,000	138,623

(continues)	9

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Consumer Non-Cyclical (continued)
Insulet 144A 1.375% exercise price $93.18, maturity date 11/15/24 #	54,000	$55,451
Neurocrine Biosciences 144A 2.25% exercise price $75.92, maturity date 5/15/24 #	131,000	160,966
Pacira Pharmaceuticals 144A 2.375% exercise price $66.89, maturity date 4/1/22 #	161,000	169,151
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	40,000	77,175
Vector Group 1.75% exercise price $22.35, maturity date 4/15/20 ●	262,000	301,627
2.50% exercise price $14.50, maturity date 1/15/19 ●	72,000	113,040

		1,327,643

Energy – 0.38%
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	218,000	212,005
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	142,000	137,474

		349,479

Financials – 0.83%
Ares Capital 144A 3.75% exercise price $19.39, maturity date 2/1/22 #	119,000	121,901
Blackhawk Network Holdings 1.50% exercise price $49.83, maturity date 1/15/22	201,000	208,914
GAIN Capital Holdings 144A 5.00% exercise price $8.20, maturity date 8/15/22 #	195,000	219,741
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	212,000	218,890

		769,446

Industrials – 0.07%
General Cable 4.50% exercise price $30.70, maturity date 11/15/29 f	69,000	66,973

		66,973

REITs – 0.99%
Blackstone Mortgage Trust 4.375% exercise price $35.67, maturity date 5/5/22	124,000	126,480
5.25% exercise price $27.67, maturity date 12/1/18	196,000	231,280

	Principal amount°	Value (US $)

Convertible Bonds (continued)

REITs (continued)
Spirit Realty Capital 3.75% exercise price $12.96, maturity date 5/15/21	246,000	$253,535
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	295,000	305,510

		916,805

Technology – 1.50%
Cardtronics 1.00% exercise price $52.35, maturity date 12/1/20	254,000	228,124
Ciena 3.75% exercise price $20.17, maturity date 10/15/18	126,000	150,885
Electronics For Imaging 0.75% exercise price $52.72, maturity date 9/1/19	102,000	99,641
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	136,000	156,400
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	98,000	119,193
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19	177,000	181,204
Synaptics 144A 0.50% exercise price $73.02, maturity date 6/15/22 #	174,000	158,666
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	302,000	299,169

		1,393,282

Total Convertible Bonds (cost $6,086,808)		6,432,293

Corporate Bonds – 36.00%

Automotive – 0.12%
American Tire Distributors 144A 10.25% 3/1/22 #	105,000	107,887

		107,887

Banking – 1.93%
Ally Financial 5.75% 11/20/25	240,000	263,998
Credit Suisse Group 144A 6.25% #µy	200,000	217,583
Lloyds Banking Group 7.50% µy	330,000	374,550
Popular 7.00% 7/1/19	255,000	262,650
Royal Bank of Scotland Group 8.625% µy	400,000	452,000
UBS Group 6.875% µy	200,000	221,953

		1,792,734

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Basic Industry – 7.08%
Beacon Escrow 144A 4.875% 11/1/25 #	355,000	$362,766
BMC East 144A 5.50% 10/1/24 #	115,000	119,025
Boise Cascade 144A 5.625% 9/1/24 #	400,000	423,000
Builders FirstSource 144A 5.625% 9/1/24 #	95,000	99,394
144A 10.75% 8/15/23 #	175,000	197,750
Cemex 144A 7.75% 4/16/26 #	200,000	226,960
Chemours 5.375% 5/15/27	190,000	198,550
FMG Resources August 2006 144A 4.75% 5/15/22 #	105,000	107,099
144A 5.125% 5/15/24 #	100,000	103,000
Freeport-McMoRan 6.875% 2/15/23	320,000	349,600
Hudbay Minerals 144A 7.25% 1/15/23 #	20,000	21,476
144A 7.625% 1/15/25 #	160,000	177,400
James Hardie International Finance 144A 5.875% 2/15/23 #	200,000	211,250
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	80,000	90,360
Koppers 144A 6.00% 2/15/25 #	285,000	306,817
Kraton Polymers 144A 7.00% 4/15/25 #	150,000	162,375
144A 10.50% 4/15/23 #	175,000	199,063
Lennar 4.50% 4/30/24	195,000	201,581
4.75% 5/30/25	95,000	98,444
M/I Homes 6.75% 1/15/21	185,000	192,863
NCI Building Systems 144A 8.25% 1/15/23 #	155,000	165,075
New Gold 144A 6.25% 11/15/22 #	66,000	68,310
NOVA Chemicals 144A 5.00% 5/1/25 #	130,000	131,300
144A 5.25% 6/1/27 #	160,000	161,600
Novelis 144A 6.25% 8/15/24 #	305,000	322,537
Olin 5.125% 9/15/27	195,000	205,237
PQ 144A 6.75% 11/15/22 #	125,000	135,156
PulteGroup 5.00% 1/15/27	100,000	105,605
Standard Industries 144A 5.00% 2/15/27 #	195,000	203,287
Steel Dynamics 5.00% 12/15/26	190,000	201,282
Summit Materials 6.125% 7/15/23	195,000	204,809
8.50% 4/15/22	60,000	66,975
US Concrete 6.375% 6/1/24	260,000	280,150
WR Grace & Co.-Conn 144A 5.625% 10/1/24 #	90,000	97,537

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Basic Industry (continued)
Zekelman Industries 144A 9.875% 6/15/23 #	335,000	$376,037

		6,573,670

Capital Goods – 1.35%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	240,000	255,624
BWAY Holding 144A 5.50% 4/15/24 #	245,000	256,025
144A 7.25% 4/15/25 #	145,000	150,619
Flex Acquisition 144A 6.875% 1/15/25 #	190,000	196,056
KLX 144A 5.875% 12/1/22 #	140,000	146,825
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	85,000	93,500
TransDigm 6.375% 6/15/26	150,000	152,625

		1,251,274

Consumer Cyclical – 1.96%
AMC Entertainment Holdings 6.125% 5/15/27	185,000	184,306
Boyd Gaming 6.375% 4/1/26	395,000	431,537
GLP Capital 5.375% 4/15/26	155,000	167,690
JC Penney 8.125% 10/1/19	62,000	62,930
MGM Resorts International 4.625% 9/1/26	200,000	205,000
Mohegan Gaming & Entertainment 144A 7.875% 10/15/24 #	275,000	290,813
Penn National Gaming 144A 5.625% 1/15/27 #	195,000	202,800
Penske Automotive Group 5.50% 5/15/26	270,000	275,400

		1,820,476

Consumer Non-Cyclical – 1.19%
Cott Holdings 144A 5.50% 4/1/25 #	320,000	330,560
JBS USA 144A 5.75% 6/15/25 #	195,000	191,344
Live Nation Entertainment 144A 4.875% 11/1/24 #	183,000	188,947
Post Holdings 144A 5.00% 8/15/26 #	100,000	99,375
144A 5.75% 3/1/27 #	99,000	101,723
Tempur Sealy International 5.50% 6/15/26	190,000	194,987

		1,106,936

Energy – 5.55%
Alta Mesa Holdings 7.875% 12/15/24	190,000	210,425
AmeriGas Partners 5.875% 8/20/26	240,000	250,200

(continues)	11

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Andeavor Logistics 5.25% 1/15/25	190,000	$200,687
Antero Resources 5.625% 6/1/23	117,000	122,557
Cheniere Corpus Christi Holdings 144A 5.125% 6/30/27 #	40,000	41,450
5.875% 3/31/25	80,000	87,000
7.00% 6/30/24	100,000	114,000
Chesapeake Energy 144A 8.00% 12/15/22 #	44,000	47,025
144A 8.00% 1/15/25 #	60,000	59,775
Crestwood Midstream Partners 5.75% 4/1/25	190,000	196,413
Diamondback Energy 4.75% 11/1/24	190,000	193,087
Energy Transfer Equity 5.50% 6/1/27	115,000	120,463
Genesis Energy 6.75% 8/1/22	294,000	305,304
Gulfport Energy 6.625% 5/1/23	200,000	205,500
Hilcorp Energy I 144A 5.00% 12/1/24 #	97,000	97,727
144A 5.75% 10/1/25 #	71,000	73,506
Holly Energy Partners 144A 6.00% 8/1/24 #	105,000	109,987
Laredo Petroleum 6.25% 3/15/23	205,000	211,663
Murphy Oil 6.875% 8/15/24	360,000	388,350
Murphy Oil USA 5.625% 5/1/27	385,000	405,213
Newfield Exploration 5.375% 1/1/26	275,000	294,250
NuStar Logistics 5.625% 4/28/27	160,000	162,000
Oasis Petroleum 6.875% 3/15/22	105,000	107,231
QEP Resources 5.625% 3/1/26	85,000	86,584
Southwestern Energy 4.10% 3/15/22	100,000	98,750
6.70% 1/23/25	195,000	203,287
Targa Resources Partners 5.375% 2/1/27	280,000	288,050
Transocean 144A 9.00% 7/15/23 #	170,000	184,237
Transocean Proteus 144A 6.25% 12/1/24 #	85,500	90,309
WildHorse Resource Development 6.875% 2/1/25	200,000	204,522

		5,159,552

Financials – 0.44%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	200,000	219,000
E*TRADE Financial 5.875% µy	180,000	191,925

		410,925

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Healthcare – 2.77%
Air Medical Group Holdings 144A 6.375% 5/15/23 #	280,000	$273,700
Change Healthcare Holdings 144A 5.75% 3/1/25 #	200,000	203,250
DaVita 5.00% 5/1/25	180,000	180,675
HCA 5.375% 2/1/25	375,000	390,000
5.875% 2/15/26	100,000	106,625
7.58% 9/15/25	80,000	91,800
HealthSouth 5.75% 11/1/24	285,000	292,837
5.75% 9/15/25	90,000	93,825
Hill-Rom Holdings 144A 5.00% 2/15/25 #	160,000	163,600
144A 5.75% 9/1/23 #	100,000	105,250
inVentiv Group Holdings 144A 7.50% 10/1/24 #	79,000	87,097
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	162,000	174,353
Team Health Holdings 144A 6.375% 2/1/25 #	145,000	131,950
Tenet Healthcare 144A 5.125% 5/1/25 #	165,000	159,844
8.125% 4/1/22	115,000	114,281

		2,569,087

Insurance – 0.56%
HUB International 144A 7.875% 10/1/21 #	215,000	223,869
USIS Merger Sub 144A 6.875% 5/1/25 #	295,000	299,425

		523,294

Media – 3.68%
CCO Holdings 144A 5.50% 5/1/26 #	30,000	30,676
144A 5.75% 2/15/26 #	120,000	124,800
144A 5.875% 5/1/27 #	220,000	229,306
Cequel Communications Holdings I 144A 7.75% 7/15/25 #	200,000	214,000
CSC Holdings 144A 10.875% 10/15/25 #	200,000	237,192
Gray Television 144A 5.875% 7/15/26 #	270,000	274,725
Lamar Media 5.75% 2/1/26	167,000	179,943
Nexstar Broadcasting 144A 5.625% 8/1/24 #	265,000	271,625
Nielsen Co. Luxembourg 144A 5.00% 2/1/25 #	385,000	401,363
Radiate Holdco 144A 6.625% 2/15/25 #	195,000	187,200

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Media (continued)
SFR Group 144A 7.375% 5/1/26 #	200,000	$202,250
Sinclair Television Group 144A 5.125% 2/15/27 #	195,000	191,100
Sirius XM Radio 144A 5.00% 8/1/27 #	100,000	101,625
144A 5.375% 4/15/25 #	175,000	184,459
Tribune Media 5.875% 7/15/22	170,000	174,250
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	200,000	207,000
VTR Finance 144A 6.875% 1/15/24 #	200,000	212,000

		3,423,514

REIT – 0.10%
Starwood Property Trust 144A 4.75% 3/15/25 #	90,000	90,000

		90,000

Services – 4.33%
Advanced Disposal Services 144A 5.625% 11/15/24 #	195,000	201,825
Ashtead Capital 144A 4.375% 8/15/27 #	330,000	336,805
Avis Budget Car Rental 144A 6.375% 4/1/24 #	105,000	108,413
Covanta Holding 5.875% 7/1/25	190,000	190,475
ESH Hospitality 144A 5.25% 5/1/25 #	265,000	270,300
GEO Group 5.875% 1/15/22	500,000	518,125
5.875% 10/15/24	100,000	104,000
6.00% 4/15/26	130,000	135,525
Herc Rentals 144A 7.75% 6/1/24 #	186,000	204,619
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	195,000	205,237
KAR Auction Services 144A 5.125% 6/1/25 #	95,000	98,444
Prime Security Services Borrower 144A 9.25% 5/15/23 #	645,000	713,531
Scientific Games International 10.00% 12/1/22	320,000	353,600
United Rentals North America 5.50% 5/15/27	545,000	579,063

		4,019,962

Technology & Electronics – 1.53%
CDK Global 5.00% 10/15/24	175,000	183,297
CDW Finance 5.00% 9/1/25	95,000	99,750
CommScope Technologies 144A 5.00% 3/15/27 #	195,000	196,948

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Technology & Electronics (continued)
CommScope Technologies 144A 6.00% 6/15/25 #	115,000	$123,625
First Data 144A 5.75% 1/15/24 #	185,000	192,631
Infor US 6.50% 5/15/22	165,000	170,775
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	200,000	218,500
Solera 144A 10.50% 3/1/24 #	120,000	135,600
Symantec 144A 5.00% 4/15/25 #	95,000	99,750

		1,420,876

Telecommunications – 1.92%
CenturyLink 6.75% 12/1/23	170,000	164,424
Cincinnati Bell 144A 7.00% 7/15/24 #	107,000	104,057
CyrusOne Finance 144A 5.375% 3/15/27 #	170,000	178,500
Level 3 Financing 5.375% 5/1/25	180,000	180,954
Sprint 7.125% 6/15/24	200,000	207,875
7.875% 9/15/23	125,000	135,000
Sprint Communications 7.00% 8/15/20	136,000	145,520
T-Mobile USA 6.375% 3/1/25	75,000	80,696
6.50% 1/15/26	210,000	230,670
Zayo Group 144A 5.75% 1/15/27 #	75,000	77,437
6.375% 5/15/25	265,000	281,231

		1,786,364

Transportation – 0.42%
XPO Logistics 144A 6.125% 9/1/23 #	370,000	392,200

		392,200

Utilities – 1.07%
AES 5.50% 4/15/25	160,000	169,400
6.00% 5/15/26	25,000	27,250
Calpine 5.50% 2/1/24	100,000	97,000
5.75% 1/15/25	100,000	96,750
Dynegy 7.375% 11/1/22	100,000	107,125
144A 8.00% 1/15/25 #	45,000	49,726
Emera 6.75% 6/15/76 µ	180,000	203,400
Enel 144A 8.75% 9/24/73 #µ	200,000	247,750

		998,401

Total Corporate Bonds (cost $32,151,955)		33,447,152

(continues)	13

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (US $)

Loan Agreements – 0.42%

Kronos 2nd Lien 9.25% (LIBOR03M + 8.25%) 11/1/24 ●	195,000	$201,947
Russell Investments US Institutional Holdco Tranche B 1st Lien 5.25% (LIBOR03M + 4.25%) 6/1/23 ●	181,085	183,659

Total Loan Agreements (cost $346,140)		385,606

	Number of Shares

Master Limited Partnership – 0.75%

Ares Management	12,800	236,160
Brookfield Infrastructure Partners	10,700	458,388

Total Master Limited Partnership (cost $361,678)		694,548

Preferred Stock – 0.72%

Bank of America 6.50% µy	220,000	250,547
Colony NorthStar 8.50% y	8,300	212,397
GMAC Capital Trust I 7.201% (LIBOR03M + 5.785%) 2/15/40 ●	8,000	208,960

Total Preferred Stock (cost $602,747)		671,904

Warrant – 0.00%

Wheeler Real Estate
Investment Trust strike price $44, expiration date 4/29/19 †	7,617	231

Total Warrant (cost $63)		231

	Principal amount°

Short-Term Investments – 6.73%

Discount Notes – 0.26%≠
Federal Farm Credit 1.00% 12/6/17	116,533	116,515
Federal Home Loan Bank 1.07% 12/21/17	123,046	122,967

		239,482

	Principal amount°	Value (US $)

Short-Term Investments (continued)

Repurchase Agreements – 6.16%
Bank of America Merrill Lynch 0.97%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $944,898 (collateralized by US government obligations 2.250% 12/31/23; market value $963,771)	944,873	$944,873
Bank of Montreal 0.92%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $2,362,243 (collateralized by US government obligations 0.00%-3.50% 1/2/18-5/15/47; market value $2,409,427)	2,362,183	2,362,183
BNP Paribas 1.00%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $2,416,381 (collateralized by US government obligations 0.00%–3.625% 3/31/18-2/15/46; market value $2,464,641)	2,416,314	2,416,314

		5,723,370

US Treasury Obligation – 0.31%≠
US Treasury Bill 0.93% 12/7/17	291,333	291,286

		291,286

Total Short-Term Investments (cost $6,254,148)		6,254,138

Total Value of Securities – 142.25% (cost $106,432,715)		$132,172,128

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2017, the aggregate value of Rule 144A securities was $19,544,627, which represents 21.03% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Nov. 30, 2017. Rate will reset at a future date.
y	No contractual maturity date.
†	Non-income producing security.
●

Variable rate investment. Rates reset periodically. Rates shown reflects the rate in effect at Nov. 30, 2017. For securities based on a published reference rate and spread,the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Nov. 30, 2017.

Summary of abbreviations:

REIT – Real Estate Investment Trust

LIBOR03M – Intercontinental Exchange London Interbank

Offered Rate US Dollar 3 Month

See accompanying notes, which are an integral part of the financial statements.

15

Statement of assets and liabilities

Delaware Investments® Dividend and Income Fund, Inc.

November 30, 2017

Assets:
Investments, at value[1]	$125,917,990
Short-term investments, at value[2]	6,254,138
Foreign currencies, at value[3]	183,801
Cash	17,127
Dividends and interest receivable	776,327
Receivable for securities sold	644,221
Foreign tax reclaims receivable	6,670
Other assets[4]	65,058

Total assets	133,865,332

Liabilities:
Borrowing under line of credit	40,000,000
Payable for securities purchased	513,624
Contingent Liabilities[4]	216,859
Other accrued expenses	103,900
Investment management fees payable to affiliates	59,229
Audit and tax fees payable	41,782
Interest expense payable on line of credit	11,722
Accounting and administration expenses payable to affiliates	739
Directors’ fees and expenses payable to affiliates	620
Legal fees payable to affiliates	585
Reports and statements to shareholders expenses payable to affiliates	70

Total liabilities	40,949,130

Total Net Assets	$92,916,202

Net Assets Consist of:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund	$65,099,493
Distributions in excess of net investment income	(47,229)
Accumulated net realized gain on investments	2,124,964
Net unrealized appreciation of investments	25,739,413
Net unrealized depreciation of foreign currencies	(439)

Total Net Assets	$92,916,202

Net Asset Value

Common Shares
Net assets	$92,916,202
Shares of beneficial interest outstanding	7,688,159
Net asset value per share	$12.09

[1] Investments, at cost	$100,178,567
[2] Short-term investments, at cost	6,254,148
[3] Foreign currencies, at cost	184,536
[4] See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Investments® Dividend and Income Fund, Inc.

Year ended November 30, 2017

Investment Income:
Interest	$2,512,832
Dividends	2,093,389
Foreign tax withheld	(14,734)

4,591,487

Expenses:
Management fees	721,810
Interest expense	766,622
Reports and statements to shareholders expenses	104,524
Dividend disbursing and transfer agent fees and expenses	98,185
Legal fees	56,559
Accounting and administration expenses	45,192
Audit and tax fees	42,051
Custodian fees	8,228
Directors’ fees and expenses	4,374
Registration fees	958
Other expenses	57,392

1,905,895
Less expenses paid indirectly	(75)

Total operating expenses	1,905,820

Net Investment Income	2,685,667

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,845,719
Foreign currencies	8,565
Foreign currency exchange contracts	(2,772)
Options written	22,307

Net realized gain	3,873,819

Net change in unrealized appreciation (depreciation) of:
Investments	6,034,695
Foreign currencies	9,300

Net change in unrealized appreciation (depreciation)	6,043,995

Net Realized and Unrealized Gain	9,917,814

Net Increase in Net Assets Resulting from Operations	$12,603,481

See accompanying notes, which are an integral part of the financial statements.

17

Statements of changes in net assets

Delaware Investments® Dividend and Income Fund, Inc.

	Year ended
	11/30/17	11/30/16
Increase in Net Assets from Operations:
Net investment income	$2,685,667	$3,184,275
Net realized gain	3,873,819	2,485,286
Net change in unrealized appreciation (depreciation)	6,043,995	5,483,228

Net increase in net assets resulting from operations	12,603,481	11,152,789

Dividends and Distributions to Shareholders from:
Net investment income	(3,803,615)	(4,951,515)

	(3,803,615)	(4,951,515)

Capital Share Transactions:
Cost of shares repurchased[1]	(4,548,154)	(4,455,301)

Decrease in net assets derived from capital share transactions	(4,548,154)	(4,455,301)

Net Increase in Net Assets	4,251,712	1,745,973

Net Assets:
Beginning of year	88,664,490	86,918,517

End of year	$92,916,202	$88,664,490

Distributions in excess of net investment income	$(47,229)	$(50,498)

1 See Note 6 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Investments® Dividend and Income Fund, Inc.

Year ended November 30, 2017

Net Cash (including Foreign Currency) Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$12,603,481

Adjustments to reconcile net increase (decrease) in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	46,397
Proceeds from disposition of investment securities	56,318,048
Purchase of investment securities	(46,148,868)
(Purchase) Proceeds from disposition of short-term investment securities, net	(4,411,666)
Net realized (gain) loss on investments	(3,845,719)
Net realized (gain) loss on options written	(22,307)
Net change in unrealized (appreciation) depreciation of investments	(6,034,695)
Net change in unrealized (appreciation) depreciation of foreign currencies	(9,300)
Premiums on options written	22,307
(Increase) Decrease in receivable for securities sold	4,361
(Increase) Decrease in dividends and interest receivable	102,166
Adjustments for return of capital	148,627
(Increase) Decrease in foreign tax reclaims receivable	(2,154)
Increase (Decrease) in payable for securities purchased	(406,776)
Increase (Decrease) in Directors’ fees and expenses payable to affiliates	46
Increase (Decrease) in accounting and administration expenses payable to affiliates	248
Increase (Decrease) in investment management fees payable to affiliates	1,970
Increase (Decrease) in reports and statements to shareholders expenses payable to affiliates	6
Increase (Decrease) in audit and tax fees payable	41,782
Increase (Decrease) in legal fees payable to affiliates	95
Increase (Decrease) in other accrued expenses	(18,632)
Increase (Decrease) in interest expense payable on line of credit	5,677

Total adjustments	(4,208,387)

Net cash provided by (used for) operating activities	8,395,094

Cash provided by (used for) financing activities:
Cost of shares repurchased	(4,548,154)
Cash dividends and distributions paid to shareholders	(3,803,615)

Net cash provided by (used for) financing activities	(8,351,769)

Effect of exchange rates on cash	9,300

Net increase (decrease) in cash	52,625
Cash at beginning of year*	148,303

Cash at end of year*	$200,928

Cash paid for interest expense on line of credit	$760,945

*Includes foreign currencies, at value as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights

Delaware Investments® Dividend and Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	11/30/17	11/30/16	11/30/15	11/30/14	11/30/13
Net asset value, beginning of period	$10.96	$10.20	$11.14	$10.37	$8.66

Income (loss) from investment operations:
Net investment income[1]	0.34	0.38	0.44	0.44	0.44
Net realized and unrealized gain (loss)	1.27	0.97	(0.75)	0.96	1.90

Total from investment operations	1.61	1.35	(0.31)	1.40	2.34

Less dividends and distributions from:
Net investment income	(0.48)	(0.59)	(0.63)	(0.63)	(0.63)

Total dividends and distributions	(0.48)	(0.59)	(0.63)	(0.63)	(0.63)

Net asset value, end of period	$12.09	$10.96	$10.20	$11.14	$10.37

Market value, end of period	$10.85	$9.70	$9.00	$10.05	$9.41

Total return based on2 :
Net asset value	15.49%	14.50%	(2.26%)	14.51%	28.51%
Market value	17.11%	14.85%	(4.41%)	13.85%	27.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$92,916	$88,664	$86,919	$99,889	$97,875
Ratio of expenses to average net assets[3,4,5,6]	2.09%	1.95%	1.71%	1.55%	1.43%
Ratio of net investment income to average net assets[7]	2.94%	3.68%	4.03%	4.06%	4.51%
Portfolio turnover	36%	47%	43%	48%	45%

Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$40,000	$40,000	$38,000	$40,000	$28,225
Asset coverage per $1,000 of debt outstanding at end of period	$3,323	$3,217	$3,287	$3,497	$4,468

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 0.58%, 0.41%, 0.32%, 0.26%, and 0.26%, respectively.

[4]	The ratio of interest expense to average net assets for the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 0.84%, 0.59%, 0.45%, 0.35%, and 0.34%, respectively.
[5]

The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 0.87%, 0.95%, 0.89%, 0.90%, and 0.84%, respectively.

[6]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”
[7]

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 2.05%, 2.56%, 2.85%, 3.05%, and 3.44%, respectively.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

November 30, 2017

Delaware Investments Dividend and Income Fund, Inc. (Fund) is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act). The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DDF.

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). The foregoing valuation policies apply to restricted and unrestricted securities.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2017 and for all open tax years (years ended Nov. 30, 2014–Nov. 30, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Nov. 30, 2017, the Fund did not incur any interest or tax penalties.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2017, and matured on the next business day.

(continues)	21

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

1. Significant Accounting Policies (continued)

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers is to convert (to the extent of such current year gains) what would otherwise be non-taxable returns of capital into distributions taxable as ordinary income. The use of such capital loss carryovers in this circumstance will produce no tax benefit for shareholders, and the capital loss carryovers available to offset future capital gains of the Fund will be reduced. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of non-taxable returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after Nov. 30, 2011. The actual determination of the source of the Fund’s distributions can be made only at year end. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2017 in early 2018.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2017. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly Delaware Management

Business Trust), and its affiliates have previously acted and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program described above. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of business and provide other services in the investment management industry.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset shown under “Less expenses paid indirectly.” For the year ended Nov. 30, 2017, the Fund earned $75 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC and the investment manager, an annual fee of 0.55%, calculated daily and paid monthly, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets exclude the line of credit liability.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of the Delaware Funds from Dec. 1, 2016 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Nov. 30, 2017, the Fund was charged $6,813 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

As provided in the investment management agreement, the Fund bears a portion of cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2017, the Fund was charged $19,387 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Directors’ fees include expenses accrued by the Fund for each Director’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Directors of the Fund. These officers and Directors are paid no compensation by the Fund.

Cross trades for the year ended Nov. 30, 2017 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2017, the Fund engaged in securities purchases of $959,916 and securities sales of $571,005, which resulted in net realized gain of $5,211.

3. Investments

For the year ended Nov. 30, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$46,148,868
Sales	56,318,048

(continues)	23

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

3. Investments (continued)

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Nov. 30, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

tax characteristics cannot be determined until fiscal year end.

At Nov. 30, 2017, the cost and unrealized appreciation (depreciation) of investments were as follows:

Cost of investments	$106,783,892

Aggregate unrealized appreciation of investments	$26,728,455
Aggregate unrealized depreciation of investments	(1,340,219)

Net unrealized appreciation of investments	$25,388,236

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2017:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock
Consumer Discretionary	$4,740,498	$—	$ —	$4,740,498
Consumer Staples	7,702,908	—	—	7,702,908
Diversified REITs	577,438	—	—	577,438
Energy	9,524,972	—	—	9,524,972
Financials	8,946,485	—	—	8,946,485
Healthcare	15,157,732	—	—	15,157,732
Healthcare REITs	511,812	—	—	511,812
Hotel REITs	1,174,857	—	—	1,174,857
Industrial REITs	398,560	—	—	398,560
Industrials	6,830,480	—	—	6,830,480
Information Technology	9,299,436	—	—	9,299,436
Information Technology REIT	316,400	—	—	316,400
Mall REITs	836,796	—	—	836,796
Manufactured Housing REIT	130,284	—	—	130,284
Materials	2,366,620	266,762	—	2,633,382
Multifamily REITs	3,292,331	763,344	—	4,055,675
Office REITs	1,619,834	239,647	—	1,859,481
Shopping Center REITs	1,281,565	266,287	—	1,547,852
Telecommunications	4,418,364	—	—	4,418,364
Utilities	2,373,399	—	—	2,373,399
Convertible Preferred Stock[1]	507,300	742,145	—	1,249,445
Corporate Debt	—	39,879,445	—	39,879,445
Loan Agreements	—	385,606	—	385,606
Master Limited Partnership	694,548	—	—	694,548
Preferred Stock[1]	421,357	250,547	—	671,904
Short-Term Investments	—	6,254,138	—	6,254,138
Warrant	231	—	—	231

Total Value of Securities	$83,124,207	$49,047,921	$ —	$132,172,128

The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Total
Convertible Preferred Stock	40.60%	59.40%	100.00%
Preferred Stock	62.71%	37.29%	100.00%

During the year ended Nov. 30, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded,

(continues)	25

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

3. Investments (continued)

causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 investments since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2017 and 2016 was as follows:

	Year ended
	11/30/17	11/30/16
Ordinary income	$3,496,089	$4,951,515
Long-term capital gains	307,526	—

Total	$3,803,615	$4,951,515

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$65,099,493
Undistributed long-term capital gains	2,580,274
Troubled debt litigation	(151,801)
Net unrealized appreciation of investments and foreign currencies	25,388,236

Net assets	$92,916,202

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of contingent payment on debt instruments, partnership income, trust preferred securities, deemed dividend income, and market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, deemed dividend income, contingent payment on debt instruments, market discount and premium on certain debt instruments, and partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2017, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$1,121,217
Accumulated net realized gain	(615,632)
Paid-in capital	(505,585)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $774,259 was utilized in 2017.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the years ended Nov. 30, 2017 and 2016.

On May 18, 2017, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on June 30, 2017, the first business day following the expiration of the offer. The tender offer commenced on June 1, 2017, and expired on June 29, 2017. In connection with the tender offer, the Fund purchased 404,640 shares of capital stock at a total cost of $4,548,154. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 19.48%) in accordance with the terms of the tender offer.

On May 19, 2016, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on June 29, 2016, the first business day following the expiration of the offer. The tender offer commenced on June 1, 2016, and expired on June 28, 2016. In connection with the tender offer, the Fund purchased 425,937 shares of capital stock at a total cost of $4,455,301. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 25.8644%) in accordance with the terms of the tender offer.

On May 18, 2017, the Fund’s Board authorized management to implement a new open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The new share repurchase program commenced on Aug. 1, 2017 and has no stated expiration date.

The Fund did not repurchase shares under any share repurchase program during the years ended Nov. 30, 2017 and 2016.

Please see Other Fund Information (Unaudited) for additional information on the share repurchase program.

7. Line of Credit

For the year ended Nov. 30, 2017, the Fund borrowed all of the money available to it pursuant to a $40,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 16, 2017. Effective June 16, 2017, the Fund entered into Amendment No. 2 to the Amended and Restated Credit Agreement that is scheduled to terminate on June 15, 2018. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At Nov. 30, 2017, the par value of loans outstanding was $40,000,000, at a variable interest rate of 2.02%. The carrying value of the loan approximates fair value. During the year ended Nov. 30, 2017, the average daily balance of loans outstanding was $40,000,000, at a weighted average interest rate of approximately 1.89%. Interest on borrowing is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The rate under Amendment No. 2 to the Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable

(continues)	27

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

8. Derivatives (continued)

change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Nov. 30, 2017, the Fund entered foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date and to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

During the year ended Nov. 30, 2017, the Fund experienced net realized losses attributable to foreign currency holdings, which are reflected on the “Statement of operations” under “Net realized gain (loss) on foreign currency exchange contracts.”

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objectives. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; to earn income as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at Nov. 30, 2017.

During the year ended Nov. 30, 2017, the Fund entered into option contracts to protect the value of portfolio securities.

During the year ended Nov. 30, 2017, the Fund experienced net realized gains attributable to options written, which are reflected on the “Statement of operations” under “Net realized gain (loss) on options written.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$1,054	$4,630
Options contracts (average notional value)	—	283

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

		Fair Value of
		Non-Cash	Cash
	Repurchase	Collateral	Collateral	Net Collateral	Net
Counterparty	Agreements	Received(a)	Received	Received	Exposure(b)

Bank of America Merrill Lynch	$944,873	$(944,873)	$—	$(944,873)	$—
Bank of Montreal	2,362,183	(2,362,183)	—	(2,362,183)	—
BNP Paribas	2,416,314	(2,416,314)	—	(2,416,314)	—

Total	$5,723,370	$(5,723,370)	$—	$(5,723,370)	$—

(a) The value of the related collateral exceeded the value of the net position and repurchase agreements as of Nov. 30, 2017.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned securities is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to the Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

(continues)	29

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

10. Securities Lending (continued)

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2017, the Fund had no securities out on loan.

11. Credit and Market Risk

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice may lead to a recovery from the Fund of certain amounts received by the Fund because a US Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $216,859 and an asset of $65,058 based on the expected recoveries to unsecured creditors as of Nov. 30, 2017 that resulted in a decrease in the Fund’s NAV to reflect this potential recovery.

14. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2017 that would require recognition or disclosure in the Fund’s financial statements.

31

Report of independent

registered public accounting firm

To the Board of Directors and Shareholders of Delaware Investments® Dividend and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Delaware Investments Dividend and Income Fund, Inc. (the “Fund”) as of November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 18, 2018

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Proxy results

Annual meeting

The Fund held its Annual Meeting of Shareholders on Aug. 16, 2017. At the Annual Meeting, the Fund’s shareholders elected nine Directors. The results of the voting at the meeting were as follows:

Nominee	Shares Voted For	Shares Withheld	No Ballot Received
Shawn K. Lytle	6,100,097.561	533,309.000	1,459,391.598
Thomas L. Bennett	6,089,562.465	543,844.096	1,459,391.598
Ann D. Borowiec	6,098,676.561	534,730.000	1,459,391.598
Joseph W. Chow	6,100,598.561	532,808.000	1,459,391.598
John A. Fry	6,097,300.561	536,106.000	1,459,391.598
Lucinda S. Landreth	6,087,238.465	546,168.096	1,459,391.598
Frances A. Sevilla-Sacasa	6,096,684.561	536,722.000	1,459,391.598
Thomas K. Whitford	6,102,875.561	530,531.000	1,459,391.598
Janet L. Yeomans	6,089,676.561	543,730.000	1,459,391.598

Fund management

Roger A. Early, CPA, CFA

Executive Director, Global Co-Head of Fixed Income — Macquarie Investment Management

Roger A. Early is global co-head of the firm’s fixed income team. He rejoined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Babak “Bob” Zenouzi

Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Macquarie Investment Management (MIM), which includes the former Delaware Investments. Zenouzi created this team, including its process and its institutional and retail products, during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global real estate securities strategy. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined the firm in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since May 2006.

(continues)	33

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Fund management (continued)

Damon J. Andres, CFA

Vice President, Senior Portfolio Manager

Damon J. Andres joined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in 1994 as an analyst, and is currently a senior portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since January 2001.

Wayne A. Anglace, CFA

Senior Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s corporate and convertible bond strategies. Prior to joining Macquarie Investment Management (MIM), which includes the former Delaware Investments, in March 2007 as a research analyst for the firm’s high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore, where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Kristen E. Bartholdson

Vice President, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Macquarie Investment Management (MIM), which includes the former Delaware Investments, in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Ms. Bartholdson has been a co-portfolio manager of the Fund since December 2008.

Adam H. Brown, CFA

Senior Vice President, Senior Portfolio Manager, Co-Head of High Yield — Macquarie Investment Management, Americas

Adam H. Brown is a senior portfolio manager on the firm’s taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on four collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

Craig C. Dembek, CFA

Senior Vice President, Head of Credit Research — Macquarie Investment Management, Americas

Craig C. Dembek is head of credit research and a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs). He rejoined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in March 2007. During his previous time at the firm, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

Nikhil G. Lalvani, CFA

Vice President, Senior Portfolio Manager

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Macquarie Investment Management (MIM), which includes the former Delaware Investments, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since October 2006.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Macquarie Investment Management (MIM), which includes the former Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Senior Vice President, Senior Portfolio Manager, Co-Head of High Yield — Macquarie Investment Management, Americas

John P. McCarthy is a senior portfolio manager and co-head for the firm’s high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining Delaware Investments, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

(continues)	35

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Fund management (continued)

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Equity

D. Tysen Nutt Jr. is currently senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Macquarie Investment Management (MIM), which includes the former Delaware Investments, in 2004 as senior vice president and senior portfolio manager, Nutt led the US Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the CFA Society New York and the CFA Institute.

Mr. Nutt has been a co-portfolio manager of the Fund since March 2005.

Robert A. Vogel Jr., CFA

Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Macquarie Investment Management (MIM), which includes the former Delaware Investments, in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.

Mr. Vogel has been a co-portfolio manager of the Fund since March 2005.

Investments in REITs

On March 3, 2017, the Fund announced an increase in the investment authority to allow the Fund to invest up to 25% of its net assets in securities issued by real estate investment trusts (REITs).

Effective May 2, 2017, the Fund’s investment objectives were restated as follows:

The Fund is a diversified closed-end fund. The primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund’s total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

Effective May 2, 2017, the Fund’s investment policies relating to real estate investment trusts apply as follows:

The Fund may invest up to 25% of its net assets in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statute in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended (1940 Act).

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or in mortgages and loans collateralized by real estate. “Equity” REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers, or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. “Mortgage” REITs make loans to commercial real estate developers and earn income from interest payments. A hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interest and mortgage interests in real estate. Although not required, the Manager anticipates that under normal circumstances the Fund will invest primarily in Equity REITs. Although the REIT structure originated in the US, a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.

REIT risks. A Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by any changes in the value of the underlying properties owned by the REITs and other factors and their prices tend to go up and down, while mortgage REITs may be affected by the quality of any credit extended. REITs are not diversified and are subject to the risks of financing projects. A REIT’s performance depends on the types and locations of the properties it owns and on management skills. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent, or poor management. REITs whose underlying assets include US long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by US federal regulations concerning the healthcare industry. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows.

REITs (especially mortgage REITs) are also subject to interest rate risks — when interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Because REITs typically are invested in a limited number of projects or in a particular market segment, REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

For US federal tax law purposes, to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, or gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company’s assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 90% of its REIT taxable income.

(continues)	37

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Distribution information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been revised in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

Month	Investment Income per Share	Return of Capital per Share	Long-Term Capital Gains per Share	Total Distribution Amount per Share
December 2016	$0.0360	$0.0040	$ —	$0.0400
January 2017	0.0279	0.0121	—	0.0400
February 2017	0.0339	0.0061	—	0.0400
March 2017	0.0342	0.0058	—	0.0400
April 2017	0.0275	0.0125	—	0.0400
May 2017	0.0336	0.0064	—	0.0400
June 2017	0.0225	0.0175	—	0.0400
July 2017	0.0304	0.0096	—	0.0400
August 2017	0.0284	0.0116	—	0.0400
September 2017	0.0266	0.0134	—	0.0400
October 2017	0.0256	0.0144	—	0.0400
November 2017	0.0260	0.0140	—	0.0400

Total	$0.3526	$0.1274	$ —	$0.4800

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware the tax treatment of distributions may differ from their book treatment. For federal income tax purposes, the effect of capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after the date of the enactment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Dividend reinvestment plan

Notice of plan administrator address change

Computershare Trust Company, N.A. is now the plan administrator for the dividend reinvestment plan. All written correspondence in connection with the dividend reinvestment plan should be mailed to Computershare Trust Company, N.A. at:

Regular mail:

Computershare

P.O. Box 505000

Louisville, KY 40233-5000

For overnight delivery services:

Computershare

462 South 4th Street, Suite 1600

Louisville, KY 40202

All written correspondence should contain your account number and the name of the security that appears on your stock certificate or account statement.

Description of plan

The Fund offers an automatic dividend reinvestment program (“Plan”). Shareholders who have shares registered in their own names are automatically considered participants in the Plan, unless they elect to withdraw from the Plan. Shareholders who hold their shares through a bank, broker, or other nominee should request the bank, broker, or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker, or nominee provides a dividend reinvestment service for the Fund. If the bank, broker, or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

Computershare Trust Company, N.A. (“Computershare”) will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on the Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of the Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery, and related matters to which Computershare may agree. The Fund will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of the Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to Computershare so that Computershare receives such instructions by the Distribution record date. Shareholders with shares held in account by a bank, broker, or other nominee should contact such bank, broker, or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by Computershare by the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of Computershare. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, Computershare will sell such shares at the weighted average sale price obtained by Computershare’s broker for all shares sold on such batch on the applicable trade date or dates and then send the net proceeds to the shareholder, after deducting any applicable transaction fees, per share fees, and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less any applicable transaction fees, per share fees, and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless Computershare is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

Computershare will charge participants their proportional share of the per share fees on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to Computershare. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in your name, contact Computershare at 866 437-0252 or P.O. Box 505000, Louisville, KY 40233-5000. If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Effective Aug. 1, 2008, the Dividend Reinvestment Plan may be amended by the Fund upon 20 days written notice to the Plan’s participants.

(continues)	39

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Share repurchase program

The Fund’s Board authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The share repurchase program commenced on Aug. 1, 2017 and has no stated expiration date. The share repurchase program also replaces the share repurchase program approved by the Fund’s Board in 1994.

The open-market share repurchase program is intended to benefit shareholders by enabling the Fund to acquire its own shares at a discount to net asset value, thereby increasing the proportionate interest of remaining shareholders. It is also hoped that the implementation of the open-market share repurchase program will help bring the market price of the Fund’s shares closer to their true net asset value; however, the success of the program cannot be guaranteed. There can be no certainty regarding the impact of share repurchases on the sustainability or size of a discount.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

Tender offer

As described in Note 6 to the Financial Statements, the Fund conducted a tender offer in 2017. There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund’s shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund’s investment performance, the Fund’s dividends and yields, and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case. The Fund’s Board of Directors, consistent with its fiduciary obligations, may explore alternatives to a tender offer to reduce or eliminate the Fund’s potential market value discount from net asset value. Therefore, the Fund cannot provide assurance that it will make tender offers in the future.

Since the Fund’s organization in 1993, the Fund has consummated 10 tender offers, including tender offers in 2000, 2005, 2006, 2007, 2008, 2009, 2014, 2015, 2016, and 2017.

Tax information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	91.91%
(B) Long-Term Capital Gains Distributions (Tax Basis)	8.09%

Total Distributions	100.00%

(C) Qualifying Dividends[1]	60.13%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended Nov. 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 62.80%. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Board consideration of Delaware Investments® Dividend and Income Fund, Inc. investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Directors (the “Board”), including a majority of disinterested or independent Directors, approved the renewal of the Investment Advisory Agreement for Delaware Investments Dividend and Income Fund, Inc. (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Directors in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Directors reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Directors. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s Investment Advisory Agreement, the Independent Directors received assistance and advice from and met separately with independent legal counsel to the Independent Directors and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

(continues)	41

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Board consideration of Delaware Investments® Dividend and Income Fund, Inc. investment advisory agreement (continued)

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5- and 10-year periods, to the extent applicable, ended Jan. 31, 2017. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all leveraged closed-end income and preferred stock funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered the limited number of funds in the Expense Group. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board objective.

Management profitability. The Board considered the level of profits, if any, realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets, therefore, increase primarily as a result of the increase in value of the underlying securities in the Fund. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

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Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

A fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1,2] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Macquarie Investment Management[3] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	60	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	60	None

		Chairman since March 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	60	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	60	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	60	Director, Audit Committee, and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co.
					Director, Audit Committee Member — vTv Therapeutics LLC
					Director — FS Credit Real Estate Income Trust, Inc.

44

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees (continued)
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	60	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016)	60	Trust Manager and Audit Committee Chair — Camden Property Trust
			Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration
			President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	60	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.
					Director — HSBC USA Bank Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	60	Director (2009-2017); Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company

(continues)	45

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. Mr. Geatens also serves as the CFO and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.
[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor.

About the organization

This annual report is for the information of Delaware Investments® Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. Your Fund’s Board of Directors approved a new share repurchase program in 2017 that authorizes the Fund to purchase up to 10% of its outstanding shares.

Board of Directors

Shawn K. Lytle

President and Chief Executive Officer

Delaware FundsSM by Macquarie Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive Officer Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow†

Former Executive Vice President State Street Corporation

Boston, MA

John A. Fry†

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth†

Former Chief Investment Officer Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer Banco Itaú International

Miami, FL

Thomas K. Whitford†

Former Vice Chairman

PNC Financial Services Group Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

†Audit committee member

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds by Macquarie

Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/closed-end/ literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT) Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

computershare.com/investor

Website

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Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

47

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware FundsSM by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a) (19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $36,050 for the fiscal year ended November 30, 2017.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $36,050 for the fiscal year ended November 30, 2016.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,732 for the fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,558 for the fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware FundsSM by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $8,665,000 for the registrant’s fiscal years ended November 30, 2017 and November 30, 2016, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Joseph W. Chow, John A. Fry, Lucinda S. Landreth and Thomas K. Whitford.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawarefunds.com/proxy; and (ii) on the Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the predetermined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2017. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2017.

				Total Assets in
			No. of Accounts with	Accounts with
	No. of	Total Assets	Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon J. Andres
Registered Investment	9	$2.0 billion	0	$0
Companies
Other Pooled Investment	1	$53.4 million	0	$0
Vehicles
Other Accounts	3	$282.7 million	0	$0
Wayne A. Anglace
Registered Investment	4	$2.2 billion	0	$0
Companies
Other Pooled Investment	4	$276.1 million	2	$118.6 million
Vehicles
Other Accounts	10	$103.4 million	0	$0
Kristen E. Bartholdson
Registered Investment	9	$15.6 billion	0	$0
Companies
Other Pooled Investment	5	$1.2 billion	0	$0
Vehicles
Other Accounts	33	$6.1 billion	1	$1.6 billion
Adam H. Brown
Registered Investment	14	$17.5 billion	0	$0
Companies
Other Pooled Investment	1	$295.4 million	0	$0
Vehicles
Other Accounts	3	$849.9 million	0	$0
Craig C. Dembek
Registered Investment	9	$3.0 billion	0	$0
Companies
Other Pooled Investment	2	$118.6 million	2	$118.6 million
Vehicles
Other Accounts	0	$0	0	$0
Roger A. Early
Registered Investment	13	$20.6 billion	0	$0
Companies
Other Pooled Investment	3	$674.6 million	0	$0
Vehicles
Other Accounts	46	$6.8 billion	0	$0
Nikhil G. Lalvani
Registered Investment	9	$15.6 billion	0	$0
Companies
Other Pooled Investment	5	$1.2 billion	0	$0
Vehicles
Other Accounts	33	$6.1 billion	1	$1.6 billion
Paul A. Matlack

Registered Investment	10	$3.1 billion	0	$0
Companies
Other Pooled Investment	2	$350.0 million	0	$0
Vehicles
Other Accounts	1	$106.3 million	0	$0
John P. McCarthy
Registered Investment	15	$19.2 billion	0	$0
Companies
Other Pooled Investment	1	$295.4 million	0	$0
Vehicles
Other Accounts	3	$849.9 million	0	$0
D. Tysen Nutt
Registered Investment	10	$15.9 billion	0	$0
Companies
Other Pooled Investment	5	$1.2 billion	0	$0
Vehicles
Other Accounts	33	$6.1 billion	1	$1.6 billion
Robert A. Vogel
Registered Investment	9	$15.6 billion	0	$0
Companies
Other Pooled Investment	5	$1.2 billion	0	$0
Vehicles
Other Accounts	33	$6.1 billion	1	$1.6 billion
Babak Zenouzi
Registered Investment	12	$2.4 billion	0	$0
Companies
Other Pooled Investment	3	$172.0 million	2	$118.6 million
Vehicles
Other Accounts	3	$282.7 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – (Mr. Nutt, Ms. Bartholdson, Mr. Lalvani and Mr. Vogel only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Anglace, Mr. Brown, Mr. Dembek, Mr. Early, Mr. Matlack and Mr. McCarthy only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Macquarie Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a 4-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Macquarie Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the Delaware Funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in equal tranches two, three and four years after the date of investment.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

As of November 30, 2017, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
			Total Number of	Maximum Number (or
			Shares Purchased	Approximate Dollar
		Average	as Part of	Value) of Shares that
	Total Number of	Price	Publicly	May Yet Be Purchased
	Shares	Paid per	Announced Plans	Under the Plans or
Period	Purchased(1)	Share	or Program	Programs
Month #1 (8/1/2017 - 8/31/2017)	0	-	0	7,688,158.1587
Month #2 (9/1/2017 - 9/30/2017)	0	-	0	7,688,158.1587
Month #3 (10/1/2017 - 10/31/2017)	0	-	0	7,688,158.1587
Month #4 (11/1/2017 - 11/30/2017)	0	-	0	7,688,158.1587
Month #5 (12/1/2017 - 12/31/2017)	0	-	0	7,688,158.1587
Total	0	-	0	7,688,158.1587

1.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective August 1, 2017, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 0 shares.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND, INC.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 1, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 1, 2018